CONCENTRATION OF RISKS (Details Textual) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2017 USD ($)
Debt Instrument, Interest Rate, Increase (Decrease)	1.00%	1.00%
Increase (Decrease) in Interest Payable, Net	¥ 6,506	$ 1,000
Foreign Currency Exchange Depreciation Rate	6.70%	6.70%	6.40%	5.80%
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents	¥ 878,468				$ 135,018